EXHIBIT 99.1
A10 Networks Reports 13% Organic Growth for Q4 2021,
Driving Double-Digit Annual Growth

Growth driven by cybersecurity and portfolio transformation; Management expects double digit growth in 2022 Company to discuss trends, differentiators and long-term outlook at Investor Day on February 2

SAN JOSE, Calif., February 1, 2022 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its fourth quarter ended December 31, 2021. Management will discuss these results and its longer-term strategy at an investor day scheduled for February 2, 2022. To register, learn more about the event, and review attendance options, please visit the A10 Investor Day page at www.a10networks.com/analyst-day.

Fourth Quarter 2021 Financial Summary
•Record Revenue of $70.7 million, up 12.8% year-over-year.
•Sales of security products grew 22.2% year-over-year.
•Improving commercial execution combined with favorable market conditions drove 26.3% growth in the Americas year-over-year.
•Deferred revenue of a record $121.6 million, up 11.9% year-over-year.
•GAAP gross margin of 79.9%; non-GAAP gross margin of 80.7% as the company successfully navigated short-term input cost pressures.
•GAAP net income of $10.7 million (15.2% of revenue), or $0.13 per diluted share, compared with net income of $7.8 million, or $0.10 per diluted share in the fourth quarter of 2020.
•Non-GAAP net income of $16.4 million (23.3% of revenue), or $0.20 per diluted share, compared with non-GAAP net income of $13.9 million, or $0.18 per diluted share in the fourth quarter of 2020.
•Adjusted EBITDA of $19.4 million, representing 27.5% of revenues, compared to $16.1 million in the fourth quarter of 2020.

Full-Year 2021 Financial Summary
•Record Revenue of $250.0 million, up 10.9% year-over-year.
•GAAP gross margin of 78.6%; non-GAAP gross margin of 79.6%.
•GAAP net income of $94.9 million (37.9% of revenue) inclusive of a $65.4 million non-recurring tax benefit recorded in the third quarter, or $1.19 per diluted share, compared with net income of $17.8 million, or $0.22 per diluted share last year.
•Non-GAAP net income of $50.1 million, or $0.63 per diluted share, compared with non-GAAP net income of $35.4 million, or $0.44 per diluted share, last year.
•Adjusted EBITDA of $62.4 million, representing 25.0% of revenues, compared to $45.6 million last year.
•Cash and cash equivalents and marketable securities as of December 31, 2021 was $185.0 million, up $26.9 million from $158.1 million at December 31, 2020.
•Subsequent to the end of the quarter, the Board of Directors declared a quarterly dividend of $0.05 per share, payable on March 1, 2022, to stockholders of record on February 15, 2022.
•For the full-year, the Company repurchased 1.7 million shares at an average price of $10.64 per share.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“We are capturing market share and delivering growth that outpaces the overall market due to rapidly accelerating demand for our security-led solutions, as cyber threats continue to increase across the globe,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “As a result, we delivered record product sales and accelerating recurring revenue. Long-term deferred revenue increased 13.6% in the quarter, outpacing total revenue growth, and our security solutions grew more than 22%, demonstrating our strong position in the cybersecurity ecosystem. Increasingly, we are converting this growth into improving market position while returning capital to shareholders through a stock buyback and a cash dividend. With durable tailwinds driving industry leading growth and a proven business model, we have significant momentum and look forward to elaborating on this position in our investor day presentation tomorrow.”

First Quarter and Full-Year 2022 Outlook
Based on current visibility, management expects revenue to grow approximately 10-12% year-over-year, both in the first quarter of 2022 and for the full-year. The Company expects to maintain its current business model.

Investor Day
In lieu of a conference call, management will host an investor day at 11 a.m. ET (8 a.m. PT) on Wednesday, February 2, 2022. This event will be hosted live at A10’s Executive Briefing Center in San Jose and will be available simultaneously via webcast. During this presentation, management will discuss its longer-term financial model. To register, learn more about the event (including a detailed agenda), and review the in-person and virtual attendance options, please visit the A10 Investor Day page at www.a10networks.com/analyst-day.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, capturing market share, growth accelerating demand, increasing cyber threats, return of capital to shareholders and our positioning. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the effects of the COVID-19 global pandemic on the Company and its business, and on the business of its business partners and customers; unanticipated changes in the markets in which the Company operates; the effects of the current macroeconomic climate (especially in light of the ongoing adverse effects of the COVID-19 global pandemic); execution risks related to closing key deals and improving our execution, the continued market adoption of our products, our ability to successfully anticipate market needs and opportunities, our timely development of new products and features, our ability to achieve or maintain profitability, any loss or delay of expected purchases by our largest end-customers, our ability to maintain or improve our competitive position, competitive and execution risks related to cloud-based computing trends, our ability to attract and retain new end-customers and our largest end-consumers, our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products, continued growth in markets relating to network security, the success of any future acquisitions or investments in complementary companies, products, services or technologies, the ability of our sales team to execute well, our ability to shorten our close cycles, the ability of our channel partners to sell our products, variations in product mix or geographic locations of our sales, risks associated with our presence in international markets, weaknesses or deficiencies in our internal control over financial reporting, and our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2021. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and free cash flow. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, (v) non-recurring facilities expense, and (vi) release of deferred tax asset valuation allowance. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) benefit from (provision for) income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense, (vii) global distribution center transition expense, and (viii) non-recurring facilities expense. We define free cash flow as net cash provided by operations less capital expenditures.

We have included certain of these non-GAAP measures in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Products	$43,680	$37,738	$148,398	$129,876
Services	26,991	24,917	101,644	95,651
Total revenue	70,671	62,655	250,042	225,527
Cost of revenue:
Products	9,460	8,014	32,620	29,109
Services	4,722	5,447	20,885	21,039
Total cost of revenue	14,182	13,461	53,505	50,148
Gross profit	56,489	49,194	196,537	175,379
Operating expenses:
Sales and marketing	25,456	20,079	85,651	77,732
Research and development	13,027	15,604	54,077	58,063
General and administrative	6,161	5,725	23,421	21,851
Total operating expenses	44,644	41,408	163,149	157,646
Income from operations	11,845	7,786	33,388	17,733
Non-operating income (expense):
Interest and other income (expense), net	(253)	469	(1,746)	1,406
Total non-operating income (expense), net	(253)	469	(1,746)	1,406
Income before income taxes	11,592	8,255	31,642	19,139
Benefit from (provision for) income taxes	(864)	(414)	63,245	(1,323)
Net income	$10,728	$7,841	$94,887	$17,816

Net income per share:
Basic	$0.14	$0.10	$1.23	$0.23
Diluted	$0.13	$0.10	$1.19	$0.22
Weighted-average shares used in computing net income per share:
Basic	77,548	76,638	77,046	77,776
Diluted	80,316	78,775	80,037	80,019

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
GAAP net income	$10,728	$7,841	$94,887	$17,816
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,598	2,947	15,031	12,817
Amortization expense related to acquisition	—	252	505	1,011
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	2,117	2,884	5,063	2,884
Release of deferred tax asset valuation allowance	—	—	(65,417)	—
Non-GAAP net income	$16,443	$13,924	$50,069	$35,353

GAAP net income per share:
Basic	$0.14	$0.10	$1.23	$0.23
Diluted	$0.13	$0.10	$1.19	$0.22
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.04	0.04	0.19	0.16
Amortization expense related to acquisition	—	—	0.01	0.01
Non-recurring facilities expense	—	—	—	0.01
Global distribution center transition expense	0.03	0.04	0.06	0.04
Release of deferred tax asset valuation allowance	—	—	(0.82)	—
Non-GAAP net income per share:
Basic	$0.21	$0.18	$0.65	$0.45
Diluted	$0.20	$0.18	$0.63	$0.44
Weighted-average shares used in computing non-GAAP net income per share:
Basic	77,548	76,638	77,046	77,776
Diluted	80,316	78,775	80,037	80,019

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$78,925	$83,281
Marketable securities	106,117	74,851
Accounts receivable, net of allowances of $543 and $41, respectively	61,795	51,051
Inventory	22,462	20,730
Prepaid expenses and other current assets	14,720	12,390
Total current assets	284,019	242,303
Property and equipment, net	10,692	7,888
Goodwill	1,307	1,307
Intangible assets, net	—	862
Other non-current assets	97,067	38,451
Total assets	$393,085	$290,811
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,852	$4,851
Accrued liabilities	36,101	36,930
Deferred revenue	73,132	65,999
Total current liabilities	116,085	107,780
Deferred revenue, non-current	48,499	42,700
Other non-current liabilities	19,613	24,357
Total liabilities	184,197	174,837
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 77,423 and 76,346 shares issued and outstanding, respectively	1	1
Treasury stock, at cost: 7,294 and 5,578 shares, respectively	(55,677)	(37,410)
Additional paid-in-capital	446,035	425,534
Dividends paid	(3,880)	—
Accumulated other comprehensive income	(229)	98
Accumulated deficit	(177,362)	(272,249)
Total stockholders' equity	208,888	115,974
Total liabilities and stockholders' equity	$393,085	$290,811

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Year Ended December 31,
	2021	2020
Cash flows from operating activities:
Net income	$94,887	$17,816
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,907	11,303
Stock-based compensation	14,422	12,310
Other non-cash items	(63,719)	1,066
Changes in operating assets and liabilities:
Accounts receivable	(11,025)	2,346
Inventory	(1,826)	543
Prepaid expenses and other assets	(903)	1,141
Accounts payable	1,995	(2,683)
Accrued and other liabilities	(5,573)	3,909
Deferred revenue	12,932	7,535
Net cash provided by operating activities	50,097	55,286
Cash flows from investing activities:
Proceeds from sales of marketable securities	6,865	9,051
Proceeds from maturities of marketable securities	88,790	57,707
Purchases of marketable securities	(128,554)	(57,992)
Purchases of property and equipment	(5,171)	(3,564)
Net cash provided by (used in) investing activities	(38,070)	5,202
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	5,764	9,591
Repurchase of common stock	(18,267)	(32,540)
Payments for dividends	(3,880)	—
Net cash used in financing activities	(16,383)	(22,949)
Net increase (decrease) in cash and cash equivalents	(4,356)	37,539
Cash and cash equivalents—beginning of period	$83,281	$45,742
Cash and cash equivalents—end of period	$78,925	$83,281

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
GAAP gross profit	$56,489	$49,194	$196,537	$175,379
GAAP gross margin	79.9%	78.5%	78.6%	77.8%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	398	385	1,733	1,641
Global distribution center transition expense	117	307	655	307
Non-GAAP gross profit	$57,004	$49,886	$198,925	$177,327
Non-GAAP gross margin	80.7%	79.6%	79.6%	78.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
GAAP total operating expenses	$44,644	$41,408	$163,149	$157,646

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,200)	(2,562)	(13,298)	(11,176)
Amortization expense related to acquisition	—	(252)	(505)	(1,011)
Litigation and investigation expense	—	—	—	(30)
Non-recurring facilities expense	—	—	—	(795)
Global distribution center transition expense	(2,000)	(2,577)	(4,408)	(2,577)
Non-GAAP total operating expenses	$39,444	$36,017	$144,938	$142,057

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
GAAP income from operations	$11,845	$7,786	$33,388	$17,733
GAAP operating margin	16.8%	12.4%	13.4%	7.9%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,598	2,947	15,031	12,817
Amortization expense related to acquisition	—	252	505	1,011
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	2,117	2,884	5,063	2,884
Non-GAAP operating income	$17,560	$13,869	$53,987	$35,270
Non-GAAP operating margin	24.8%	22.1%	21.6%	15.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
GAAP net income	$10,728	$7,841	$94,887	$17,816
Exclude: Interest and other (income) expense, net	253	(469)	1,746	(1,406)
Exclude: Depreciation and amortization expense	1,863	2,531	8,907	11,303
Exclude: Provision for (benefit from) income taxes	864	414	(63,245)	1,323
EBITDA	13,708	10,317	42,295	29,036
Exclude: Stock-based compensation and related payroll tax	3,598	2,947	15,031	12,817
Exclude: Litigation and investigation expense	—	—	—	30
Exclude: Non-recurring facilities expense	—	—	—	795
Exclude: Global distribution center transition expense	2,117	2,884	5,063	2,884
Adjusted EBITDA	$19,423	$16,148	$62,389	$45,562